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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2004

                         WARP TECHNOLOGY HOLDINGS, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

     Nevada                       000-33197                      88-0467845
---------------            ---------------------               ---------------
   (State of               (Commission File No.)                   (I.R.S.
 Incorporation)                                                   Employer
                                                               Identification
                                                                   Number)


               151 Railroad Avenue, Greenwich, Connecticut 06830
               -------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (203) 422-2950
                                 --------------

              (Registrant's Telephone Number, including area code)

              708 3rd Avenue, 6th Floor, New York, New York 10017
              ---------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)

     -----------------------------------------------------------------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

c) Exhibits.

              Exhibit Number                                Exhibit
              --------------                                -------
                  99.01                                  Press Release

Item 9. Regulation FD Disclosure.

Warp Technology Holdings, Inc. has issued the press release that is attached hereto as, and is hereby incorporated by this reference from, Exhibit 99.01.
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The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Warp Technology Holdings, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filings.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Warp Technology Holdings, Inc.

Dated: August 17, 2004

                                       By: /s/ Ernest C. Mysogland
                                       ------------------------------
                                       Name:  Ernest C. Mysogland
                                       Title: Executive Vice President,
                                              Chief Legal Officer and Secretary
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                                  EXHIBIT INDEX


EXHIBIT NUMBER DESCRIPTION

99.01 Press Release dated August 17, 2004.